                                                                   EXHIBIT 10.19


                                      STANDARD

                          OFFICE BUILDING LEASE AGREEMENT



                                 TABLE OF CONTENTS


Section        Title                                                  Page
--------------------------------------------------------------------------
     1         Cover Page (Lease Terms)                                 2
     2         Parties                                                  4
     3         Term                                                     4
     4         Premises                                                 4
     5         Possession                                               4
     6         Rent                                                     4
     7         Use                                                      6
     8         Assignment; Sublet; Subordination, Estoppel;
                    Notice to Mortgagee                                 8
     9         Maintenance and Repair; Right of Entry;
                    Alternations; Lines; Signs;                         9
     10        Insurance; Indemnity; Subrogation; Damage
                    and Destruction                                     10
     11        Condemnation                                             12
     12        Surrender of Premises                                    13
     13        Default; Events; Remedies                                13
     14        Miscellaneous Provisions                                 15

                                      COVER PAGE

1.   LEASE TERMS                        Dated this 16th day of April, 19_____
                                        For reference purposes only


     1.1  PARTIES AND NOTICE ADDRESSES:

          Landlord: N. D. Henshaw

                    2700 North Hemlock Court

                    Broken Arrow, Oklahoma 74012

          Tenant:   Heartsoft Software Co.
                    P.O. Box 691381
                    Tulsa, Oklahoma 74169
                    State of Incorporation: Oklahoma (Section 2.1)

     1.2  PREMISES: 100A and 100B
                    3101 North Hemlock Circle
                    Broken Arrow, Oklahoma
                    Approximate square feet rentable:  2983

     1.3  TERM:     Commencement Date:  May 1, 1992
                    Expiration Date:  April 30, 1993 (Section 3.1)
                    Renewal Option:          1     years
                    Commencement Date:  May 1, 1993
                    Expiration Date:  April 30, 1994
                    Date option must be exercised in writing:  January 31, 1993
                    (Section 5.4)

     1.4            RENT:
               Base Rent:  Monthly $2361.00; Annual $28,332.00
                    Due: 1st day of month. Late payment charge of $25.00 for rent received after 10th. Interest at 18% per annum on delinquencies. $1,180.00 paid on execution of lease,
                    constituting rent for balance of April, 1992.  $  N/A   per
                    diem for early occupancy.
               Rent Adjustment: Based on CPI for all urban consumers all items, Dallas-Ft. Worth, Texas.
               Base Period:       October      1991           133.6
                                  -------      ----      ---------------
                                  Month        year      CPI Base Number
               Rental Adjustment:  Tax and Insurance Increases
                  Base Year   Tax       Calendar
                    Insurance                      X
                                --------         -----
                                Calendar         Fiscal

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

               Pro-Rata Percentage:
                  Approximate rentable feet in building: 11,500 Approximate rentable feet of premises: 2983
                  Pro-rata percentage attributable to premises
                              N/A  % operating costs
                         ----------
                              25.9 % taxes
                         ----------
                              25.9 % insurance
                         ----------
                                                       (Section 6.5.2)
     1.5  USE OF PREMISES:
          Solely for:    Office and light assembly purposes (Section 7)
     1.6  INSURANCE REQUIREMENTS:
          Tenant:   Fire:     N/A             Extended Coverage:  N/A
                            ------                              -------
               Business Interruption: N/A     Liability Limits:   N/A
                                     -----                      -------
               $100,000 per occurrence                  Other:    N/A
                                                                -------
          Landlord:  Fire:   N/A              Extended Coverage:  N/A
                           -------                              -------
                     Rental Income:  N/A      Liability Limits:   N/A
                                   --------                     -------
                     $500,000 per occurrence            Other:    N/A
                     --------                                   -------
                                                           (Section 10)
     1.7  GUARANTOR:
               Name:               Ben Shell
                         ----------------------------------------------
               Address:
                         ----------------------------------------------

                         ----------------------------------------------

     1.8  CONTENTS:

          This lease consists of:
          Page 1 through
          Sections 1.1 through _________
          Exhibits:     A    Legal Description
                        B    Plot of floor plan
                        C    Construction obligations, if any
                        D    Landlord acknowledgment of commencement date
          Addenda:      _______________________________
                                               __________________________

THESE COVER PAGES ARE INCORPORATED AS PART OF THIS LEASE AND EXECUTED BY LANDLORD AND TENANT.
     N. D. Henshaw                        HEARTSOFT SOFTWARE CO.
-------------------------------        ----------------------------------
By:  /s/ N.D. Henshaw                  By:  /s/ Benjamin P. Shell
-------------------------------            ------------------------------
                                           President
-------------------------------        ----------------------------------
     Landlord                              Tenant

Tax Identification # 73-1102444

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

                                Date : April 16, 1992

2.   PARTIES

     2.1 The parties to this lease are as shown on the cover page of this lease.

3.   TERM

     3.1  The terms of this lease is as shown on the cover page of this lease.

4.   PREMISES

     4.1 Landlord leases to Tenant and Tenant leases from Landlord the Premises identified on the cover page of this lease situated in the Building named on the cover page. The approximately square footage of the Premises and the percentage that the Premises represent of the rentable area of the Building are shown on the cover page. The Premises are outlined on Exhibit B attached.

5.   POSSESSION

     5.1 DELAYED DELIVERY. Written notice from Landlord to Tenant that Premises are available for occupancy on a specific date shall constitute delivery of possession of Premises to Tenant. If possession is not delivered to Tenant by commencement date and cause for delay is not the fault of Tenant or its agents, the commencement date shall be extended to the date possession is delivered to Tenant. If cause for the delay is the fault of Tenant or its agents, Landlord may cancel this Lease by notice to Tenant fifteen (15) days prior to effective date of cancellation.

     5.2 EARLY OCCUPANCY. The commencement date of this Lease shall be the earlier of the date possession of the Premises is delivered to Tenant or the date Tenant occupies, commences alterations to or conducts business in all or a part of the Premises.

     5.3 ACCPETANCE OF PREMISES. Occupying all or any portion of the Premises by Tenant shall be conclusive that the Premises are in satisfactory condition and acceptable Tenant subject to latent defects and deficiencies listed in writing by Tenant to Landlord within ten (10) days after Tenant's occupancy.

     5.4 RENEWAL OPTION. If not in default, Tenant shall have option to renew this Lease for 1 years commencing on expiration date. Option must be exercised by written notice to Landlord by January 31, 1993 and once exercised, is irrevocable. Base Rent during renewal term shall be determined by the formula used for the original term of the lease. Tenant shall have no further renewal option. All other provisions of this Lease remain the same during renewal term.

6.   RENT

     6.1 RENT. WHEN DUE; WHERE PAID. All monies payable by Tenant to Landlord under this Lease shall be deemed to be rent and shall be payable and recoverable as rent in the manner herein provided and Landlord shall have all rights against Tenant for default in

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------
     any such payment. Rent shall be paid to Landlord in advance, on the first day of each calendar month, during the entire term of this Lease, without deduction or set-off, in legal tender of the jurisdiction in which the Building is located at the address of Landlord as set forth, or to such other person or entity or to such other address as Landlord may designate in writing. Tenant's obligation to pay all rent due under this Lease shall survive the expiration or earlier termination of this Lease. Should this Lease commence on a day other than the first day of the month or terminate on a day other than the last day of the month, the rent for such partial month shall be pro-rated based on a 365-day year.

     6.2 BASIC RENT: Tenant agrees to pay to Landlord the rent as shown on the cover page of this Lease.

     6.3 INTEREST ON DELINQUENCIES: If Tenant shall fail to pay any rent when due, such unpaid amounts shall bear interest at the rate shown on the cover page of this Lease.

     6.4 LATE PAYMENT CHARGE: If Tenant shall fail to pay any rent when due, Tenant shall pay to Landlord, in addition to the interest provided for in
     Section 6.3, a late payment charge for each occurrence of an amount as shown on the cover page of this Lease.

     6.5  ADJUSTMENTS TO RENT:

          6.5.1 Property Taxes Caused By Tenant Improvements: In the event that an increase in Real Property Taxes is caused by the Tenant's improvements made to the Premises, Tenant shall pay the increase attributable to such improvements.

          6.5.2 Pro-Rata Definition: Tenant's pro-rata share is defined as the ratio of the square footage of the Premises to the total rentable square footage of the Building. In this Lease Tenant's pro-rata share is shown on cover page subject to increase or decrease due to any increase in the square footage of the premises.

          6.5.3 Insurance: Tenant shall pay its pro-rata share of increased cost of insurance maintained by Landlord on the Building or the operation thereof.

          6.5.4 Taxes: Tenant shall pay its pro-rata share of all Real Property Taxes levied and assessed upon the Building and the land upon which the Building is situated which are in excess of the Real Property Taxes assessed for the tax year in which the commencement date of this Lease occurs.

          6.5.5 Cost of Living: Annual adjustment to rent according to the following formula:
               CPI All Urban Consumers, All Items Index Number,
               Dallas-Ft. Worth for most recent anniversary date of CPI Base Number date on Cover Page
                    Divided by
               CPI Base Number shown on Cover Page

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     6.6 Landlord Lien: To secure payment of said rent, Landlord is hereby given lien on all movable property of Tenant placed in the premises, but the statutory landlord's lien for rent is not waived, the express lien herein grated being in addition thereto.

7.   USE

     7.1 GENERAL: Premises shall be used only for the use specified on the cover page of this Lease and for no other use. Tenant shall, at Tenant's expense, comply with all laws, rules, regulations, requirements, and ordinances enacted or imposed by any governmental unit having jurisdiction over the Building, Premises, Landlord or Tenant.

     7.2  RESTRICTIONS ON USE:
          Tenant shall not:

          7.2.1 Do or permit to be done anything which will invalidate or increase the cost of any insurance coverage on the Building and the Premises;

          7.2.2 Do or permit anything to be done in the Building or on the Premises which will obstruct or interfere with the rights of other tenants or occupants of the Building;

          7.2.3 Use, allow or permit the Premises to be used for any improper or objectionable purpose;

          7.2.4 Cause, maintain or permit any nuisance in or about the Premises;

          7.2.5     Commit or permit any waste to be committed in the Premises;

          7.2.6 Use or occupy Premises in violation of any law, rule, regulation, requirement or ordinance enacted or imposed by any governmental unit having jurisdiction over the Building, Premises, Landlord or Tenant;

          7.2.7 Overload, damage or obstruct any utility lines providing services to the Building or Premises;

          7.2.8 Install any fixtures or equipment which will overload the floors in the Premises or in any way affect the structural capacity or design of the premises or the Building.

     7.3 BUILDING REGULATIONS: Tenant shall obey all rules and regulations of the Building if set forth by the Landlord. In such cases rules will be attached to and incorporated as a part of this lease. Landlord shall have the right to make changes or additions to such

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------
     rules and regulations provided such changes or additions, except those affecting the safety and operation of the Building or Premises, do not unreasonably affect Tenant's use of the Premises. Landlord shall not be liable for failure of any tenant to obey such rules and regulations. Failure by Landlord to enforce any current or subsequent rules or regulations against any tenant of the Building shall not constitute a waiver thereof.

     7.4 QUIET ENJOYMENT: Landlord agrees that, subject to terms, covenants and conditions of this Lease, Tenant may, upon observing and complying with all terms, covenants and conditions of this Lease, peaceably and quietly occupy the Premises.

     7.5 LANDLORD SERVICES: Landlord shall furnish Tenant those services hereafter described. Janitor service and refuse removal service shall be furnished following normal business hours. All other services shall be furnished during the hours of 7:00 a.m. to 6:00 p.m. on weekdays and 7:00 a.m. to 1:00 p.m. on Saturdays (except holidays). If any services to be provided are suspended or interrupted by strikes, repairs, alternations, orders from any governmental authority or any cause beyond Landlord's reasonable control, Landlord shall not be liable for any costs or damages incurred by Tenant. Suspension or interruption shall not result in any abatement of rent, be deemed an eviction or relieve Tenant of performance of Tenant's obligations under this Lease.

                    Services furnished:

          7.5.1     Elevator service in common with others, where applicable.

          7.5.2 Men's and women's restrooms situated on the floor in which the Premises are located together with hot and cold water for use in said restrooms;

          7.5.3 One refrigerated drinking fountain on the floor on which the Premises are located;

          7.5.4 A clean, street-level lobby, entrance way, elevator lobbies, public corridor and other public portions of the Building for use in common with others;

          7.5.5 Electric current sufficient to operate the Building's standard fluorescent lighting fixtures and to provide for wall or floor duplex receptacles installed in Premises;

          7.5.6 Relamping and maintaining building standard fluorescent lighting fixtures installed in Premises;

          7.5.7 Heating, ventilating and air conditioning sufficient to provide, in Landlord's judgment, reasonable comfort for normal office use in Premises having a maximum occupancy loan of one person per 100 square feet.

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

          7.5.8 Janitor service and refuse removal Monday through Friday (exclusive of holidays). The level of janitor service and refuse removal provided shall not include cleaning, maintenance and providing supplies for eating facilities, computer centers or special equipment areas.

8. ASSIGNMENT; SUBLET; SUBORDINATION; ESTOPPEL; NOTICE TO MORTGAGEE; SALE BY LANDLORD

     8.1 ASSIGNMENT, SUBLET: Tenant shall not assign this Lease or any part thereof or sublet all or any part of the Premises without prior written consent of Landlord, which shall not be unreasonably withheld. Any assignment or subletting consented to by Landlord shall be evidenced in writing in a form acceptable to Landlord. This Lease shall not be assignable by operation of law. Any transfer of this Lease by merger, consolidation, liquidation or change in ownership of or power to vote the majority of outstanding stock shall constitute an assignment. Any assignment or subletting shall not diminish the liability of the Tenant. Consent by Landlord shall not relive Tenant from obtaining written consent to any subsequent assignment.

     8.2 SUBORDINATION: This Lease is subject and subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the Premises or the property of which the Premises are a part. Within fifteen
     (15) days after written request from Landlord, Tenant agrees to execute, at no expense to Landlord, any instrument which may be deemed necessary or desirable by Landlord to further effect the subordination of this Lease to any mortgage, deed of trust or encumbrance. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant at any time for Tenant, and in Tenant's name, to execute proper subordination agreements to this effect.

     8.3 ATTORNMENT: If the interest of the Landlord is transferred to any person or entity by reason of foreclosure or other proceedings for enforcement of any mortgage, deed of trust or security interest or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall immediately and automatically attorn to such person or entity. In event of such transfer, this Lease and tenant's right hereunder shall continue undisturbed so long as Tenant is not in default.

     8.4 ESTOPPEL CERTIFICATE: Tenant will at any time and from time to time, upon not less than twenty (20) days prior request by Landlord, execute, acknowledge and delivery to Landlord a statement in writing executed by Tenant certifying that this Lease is unmodified and in full effect or if there have been modifications, that this Lease is in full effect as modified, setting forth such modifications; the dates to which the rent has been paid, and either stating that to the knowledge of the signer of said statement that no default exists or specifying each such default of which the signer may have knowledge.

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     It is intended that any such statement executed by Tenant maybe relied upon by any prospective purchaser or mortgagee or existing mortgagee of the Building.

     8.5 NOTICE TO MORTGAGEE: In the event of any act or omission by Landlord which would give Tenant the right to damages or terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, Tenant shall not commence action or terminate until it shall have given written notice to Landlord and the holder of the indebtedness or other obligation secured by a first mortgage or first deed of trust affecting the Building, if the name and address of such holder has previously been furnished Tenant, and until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder, or either of them, their agents or employees, shall be entitled to enter the Premises and do whatever may be necessary to remedy such act or omission. During the period following the giving of such notice and during the remedying of such act or omission, the rent shall be abated and apportioned only to the extent that any part of the Premises shall be untenable.

     8.6 SALE BY LANDLORD: A sale, conveyance or assignment of the Building shall operate to release Landlord from liability and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date and Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor in interest thereunder.

9.   MAINTENANCE AND REPAIRS; RIGHT OF ENTRY; ALTERATIONS; LIENS; SIGNS

     9.1 MAINTENANCE OR REPAIRS BY TENANT: Tenant shall maintain the Premises in good condition. Tenant shall repair or replace any damage or injury to the Premises or the Building caused by Tenant, its agents, employees or invitees. All maintenance and repairs made by Tenant shall be performed only by licensed contractors first approved by Landlord. Tenant shall require the contractor to comply with Landlord's regulations regarding all work to be performed.

     9.2 LANDLORD'S RIGHT TO MAINTAIN OR REPAIR: If, within ten days following occurrence, Tenant fails to repair or replace any damage to the Premises or Building caused by Tenant, its agents, employees or invitees Landlord may, at its option, cause all required maintenance, repairs or replacements to be made. Tenant shall promptly pay Landlord all costs incurred plus an administrative fee of 20 percent of such costs.

     9.3 LANDLORD'S RIGHT OF ENTRY: Landlord, its agents or employees shall have the right to enter the premises at reasonable hours to make inspections, alterations, or repairs to the

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     Building or the Premises. In event of emergency Landlord, its agents or employees shall have the right of entry at any time and may perform any acts related to safety, protection, preservation or improvement of the Building or the Premises. Except for repair of casualty damage, Tenant shall not be entitled to any abatement or reduction of rent because of work performed within the Building or Premises by Landlord.

     9.4 MAINTENANCE BY LANDLORD: Landlord shall repair, replace and maintain the external and structural parts of the Building which do not comprise a part of the Premises and are not leased to others. Landlord shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner, but Landlord shall not be liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of Tenant by reason of failure of such equipment, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission, or the negligence of Landlord, its servants, agents or employees.

     9.5 ALTERATIONS BY TENANT: Tenant shall make no changes, additions, alterations or improvements to the Premises without the prior written consent of Landlord and subject to all rules, requirements and conditions imposed by Landlord at the time such consent is given. Landlord shall have the right to withhold its consent.

     9.6 ALTERATIONS BY LANDLORD: Landlord may make any repairs, alterations or improvements which Landlord deems necessary or advisable for the preservation, safety or improvement of the Building or the Premises.

     9.7 LIENS: Tenant shall cause no liens of any kind, including but not limited to mechanics liens, liens for materials, wages, labor or services, to be placed against the Premises or Building in which the Premises are situated.

     9.8 SIGNS: Tenants shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard, poster or advertising matter anywhere in or about the Building or Premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without Landlord's prior written consent. Upon expiration or sooner termination of this Lease Tenant shall remove all signs or advertising consented to by Landlord and shall repair any damaged caused by such removal.

10.  INSURANCE, INDEMNITY, SUBROGATION, DAMAGE AND DESTRUCTION

     10.1 INSURANCE BY LANDLORD: Landlord may maintain insurance for those perils and in amounts which would be considered prudent for similar income type property situated in the general area of the Building or which is required by any mortgagee or creditor of

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     Landlord. Cost of all insurance maintained by Landlord shall be considered as a part of the Operating Costs of the Building.

     10.2 Insurance by Tenant:  Tenant shall maintain at Tenant's expense:

          10.2.1 Fire insurance with extended coverage endorsement for lot less than 80% of the current replacement cost of Tenant improvements, trade fixtures, furniture and equipment situated in the Premises.

          10.2.2 Comprehensive public liability insurance on an occurrence basis with respect to Tenant's business and occupancy of the Premises for any one occurrence or claim of not less than $100,000 or such other amount as Landlord may reasonably require in writing from time to time.

          10.2.3 Insurance against such other perils and in such amounts as Landlord may from to time reasonably require in writing. Such request shall be made on the basis that the insurance coverage requested is customary at the time for prudent tenants.

          10.2.4 All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord, issued by an insurer licensed to do business in the state or province in which the Building is situated, require at least 15 days written notice to Landlord of termination or material alteration and waive, to the extent available, any right of subrogation against Landlord. If requested by Landlord, Tenant shall promptly deliver to Landlord certified copies or other evidence of such policies and evidence satisfactory to Landlord that all premiums have been paid and policies are in effect.

     10.3 INDEMNITY: Tenant shall indemnify and hold harmless Landlord from all loss, damage, liability or expense, including attorney fees, resulting from any injury to any person or loss of or damage to any property caused by or resulting from any act, omission or negligence of Tenant or any officer, employee, agent, contractor, invitee or visitor of Tenant in or about the Premises or the Building, but the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of Landlord or of any officer, employee, agent, contractor, invitee or visitor of Landlord. Landlord shall not be liable for any loss or damage to person or property sustained by Tenant, or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair or by the bursting or leakage of any water, gas, sewer or steam pipe, or by theft or by any act of neglect of any tenant or occupant of the Building, or of any other person, or by any other cause whatsoever, unless caused by the negligence of Landlord.

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     10.4 WAIVER OF SUBROGATION: To the extent that a loss is covered by insurance in force and recovery is made for such loss, the Landlord and Tenant hereby mutually release each other from liability and waive all right of recovery against each other for any loss from perils insured against under their respective fire insurance policies (including extended coverage), provided that this waiver shall not be applicable if it has the effect of invalidating any insurance coverage of Landlord or Tenant.

     10.5 DAMAGE AND DESTRUCTION: In the event the Building or the Premises shall be destroyed or rendered untenantable, either in whole or in part, by fire or other casualty, Landlord may, at its option, restore the Building or Premises to as near their previous condition as is reasonably possible, and in the meantime the rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof; but unless Landlord, within sixty days after the happening of any such casualty, shall notify Tenant of its election to so restore, this Lease shall thereupon terminate and Tenant shall vacate the Premises. Such restoration by Landlord shall not include replacement of furniture, equipment or other items that do not become part of the Building or any improvements to the Premises in excess of those provided for in the allowance for building standard items as of the commencement date of this Lease. Restoration of the Premises required beyond Landlord's obligation shall be performed by the Tenant at no cost to the Landlord.

     10.6 DELAY BEYOND LANDLORD'S CONTROL: No penalty shall accrue to Landlord for delay in commencing or completing repairs caused by adjustment of insurance claims, governmental requirements or any cause beyond Landlord's reasonable control.

11.  CONDEMNATION

     11.1 CONDEMNATION; AWARD; TERMINATION: If the Building or Premises shall be taken or condemned for any public purpose, or for any reason whatsoever, to such an extent as to render either or both untenantable, either Landlord or Tenant shall have the option to terminate this Lease effective as of the date of taking or condemnation. If the taking or condemnation does not render the Building and the Premises untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not taken to the extent possible to the condition existing prior to the taking. If, as a result of such restoration, the area of the Premises is reduced, the rental shall be reduced proportionately. All proceeds from any taking or condemnation shall be paid to Landlord. Tenant waives all claim against such proceeds. A voluntary sale or conveyance in lieu of but under the threat of condemnation shall be considered a taking or condemnation for public purpose.

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

12.  SURRENDER OF PREMISES

     12.1 Surrender at Expiration: Upon expiration or other termination of this Lease, Tenant shall immediately surrender possession of the Premises to Landlord in substantially the condition in which Tenant is required to maintain the Premises except for reasonable wear and tear and damage by fire or casualty. All keys which Tenant has been furnished for any locks within the Building and the Premises shall be delivered to Landlord. Upon surrender, all right, title and interest of Tenant in the Premises shall cease. All property remaining in the Premises following surrender shall be considered to have been abandoned by Tenant and Landlord may dispose of it in any manner Landlord wishes. Tenant shall reimburse Landlord for all costs incurred for disposal together with all costs for repairs required because of removal of all or any of such abandoned property.

13.  DEFAULT; EVENTS; REMEDIES

     13.1 The occurrence of any one of the following events shall constitute a default of this Lease by Tenant:

          13.1.1 Failure of Tenant to make any payment of rent or other required payment when due, and such failure continues for a period of five days after mailing of written notice by Landlord to Tenant;

          13.1.2 Vacating or abandonment of all or a substantial portion of the Premises;

          13.1.3 Failure of Tenant to comply with any provisions of this Lease, other than payment of rent, and such failure shall continue for fifteen days after mailing of written notice by Landlord to Tenant; provided however, that if the nature of Tenant's default is such that more than fifteen days are reasonably required for its cure, Tenant shall not be default if Tenant commence such cure to completion;

          13.1.4 The making of an assignment or general arrangement for the benefit of creditors by Tenant or guarantors of Tenant's obligations;

          13.1.5 The filing by Tenant or a guarantor of Tenant's obligations of a petition under any section or chapter of the present Federal Bankruptcy Act (or Canadian equivalent) or amendment thereto or under any similar law or statute of the United States (or Canada) or any state or province thereof, or the adjudication of Tenant or guarantor of Tenant's obligations as a bankrupt or insolvent in proceedings filed against Tenant or guarantor, and such adjudication shall not have been vacated, set aside or stayed within the time permitted by law;

          13.1.6 The appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations and such receivership

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------
          shall not have been terminated or stayed within the time permitted by law;

          13.1.7 The attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

     13.2 REMEDIES IN EVENT OF DEFAULT: Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any notice or demand, in addition to and not in limitation of any other remedy permitted by law or this Lease:

          13.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may without notice and prejudice to any other remedy available, enter and take possession of the Premises and remove Tenant or anyone occupying the Premises and its effects without being liable to prosecution or any claim for damages. Tenant agrees to indemnify Landlord for all loss and damage suffered by Landlord because of such termination whether through inability to relet the Premises or otherwise, including any loss of rent for the remainder of the term of this Lease.

          13.2.2 Declare the entire amount of all rent which would have become due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event Tenant agrees to pay the same to Landlord immediately. Such payment shall constitute payment in advance of the rent stipulated for the remainder of the Lease term. Acceptance by Landlord of the payment of such rent shall not constitute a waiver of any then existing default thereafter occurring.

          13.2.3 Enter upon and take possession of the Premises as agent of Tenant without terminating this Lease and without being liable to prosecution or any claim for damages. Landlord may relet all or any portion of the Premises as the agent of Tenant for such term and upon such terms as Landlord sees fit and receive the rent, in which event Tenant shall pay to Landlord on demand the cost of renovating, repairing and altering the Premises for a new tenant or tenants, plus all costs of reletting the Premises and any deficiency arising by reason of such reletting; provided however, that Landlord shall have not duty to relet the Premises and Landlord's failure to do so shall not release Tenant's liability for rent or damages. If Landlord elects to enter and relet the Premises the Landlord may at any time thereafter elect to terminate this Lease for Tenant's default. If Landlord takes possession of the Premises, Landlord shall have the right to rent any other available space in the Building before reletting or attempting to relet the Premises.

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

          13.2.4 Landlord may do whatever Tenant is obliged to do by the provisions of this Lease and may enter the Premises without being liable to prosecution or claim for damages in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in complying with the terms of this Lease on behalf of Tenant. Tenant agrees that Landlord shall not be liable for any damages to Tenant from such action, whether caused by negligence of Landlord or otherwise.

14.  MISCELLANEOUS PROVISIONS

     14.1 WAIVER: No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant of the Building any of the rules or regulations made by Landlord shall not be deemed a waiver of such rules or regulations. No act or thin done by Landlord, its agent or employees during the Lease term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employee shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt of Landlord, of a lesser amount than the rent due shall be deemed to bother than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

     14.2 HOLDING OVER: If Tenant shall fail to vacate the Premises upon expiration or sooner termination of this Lease, Tenant shall be a month-to-month Tenant and subject to all laws of the state or province in which the Building is situated applicable to such tenancy. The rent to be paid Landlord by tenant during such continued occupancy shall be the same being paid by Tenant as of the date of expiration or sooner termination.

     14.3 REMOVAL OF PROPERTY: If Tenant shall fail to remove any of its property of any nature from the Premises or Building at the termination of this Lease or when Landlord has the right or re-entry, Landlord may, at its option immediately remove and store said property without liability for loss or damage, such storage to be for the account and at the expense of Tenant. In the event that Tenant shall not pay the cost of storing any such property after it has been stored for a period of third days or more, Landlord may, at its option, sell, or permit to be sold, any or all of such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------
     property, without notice to Tenant, and shall apply the proceeds of such sale, first to the cost and expense of such sale, including reasonable attorney fees actually incurred; second to the payment of costs for storing such property; third to the payment of any other money which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease; and fourth, the balance, if any, to Tenant.

     14.4 NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by prepaid registered or certified mail to Landlord at the place designated on the cover page, and to the Tenant at the place designated on the cover page, or to the addresses as hereafter may be designated by either party in writing. Notices mailed shall be deemed given on the date of mailing.

     14.5 CONSENT NOT UNREASONABLY WITHHELD: Unless otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

     14.6 ATTORNEY FEES: If, on account of any breach or default by either Landlord or Tenant of their respective obligations under this Lease, it shall become necessary to employ an attorney to enforce or defend any of its rights or remedies hereunder, and should such party prevail, it shall be entitled to reasonable attorney fees incurred.

     14.7 SUCCESSORS: Subject to the provisions pertaining to assignment and subletting, the covenants and agreements of this Lease shall be binding upon the heirs, legal representatives, successors and assigns of any or all of the parties hereto.

     14.8 RELATIONSHIP OF PARTIES: Nothing contained in this Lease shall create any relationship between the Landlord and Tenant other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business, or a joint venturer or a member of a joint or common enterprise with Tenant.

     14.9 ENTIRE AGREEMENT; CAPTIONS: Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as may be expressly set forth in this Lease and it is agreed by Landlord and Tenant that no amendment or modification of this Lease shall be valid or binding unless in writing executed by Landlord and Tenant. No provisions of this Lease shall be altered, waived, amended or extended except in writing executed by Landlord and Tenant. The paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the provisions of this Lease.

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     14.10 SEVERABILITY: Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

     14.11 GENDER: Words of any gender used in this Lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     14.12 BROKERAGE COMMISSIONS: Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease and tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges claimed by or awarded to any broker or agent with respect to this Lease.

     14.13 CORPORATE AUTHORITY: If Tenant is a corporation, Tenant warrants that it has legal authority to operate and is authorized to do business in the state (province) in which the Premises are situated. Tenant also warrants that the person executing this Lease on behalf of Tenant has authority to do so and fully obligate Tenant to all terms and provisions of this Lease. Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of the board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it on Tenant's behalf.

                                             Heartsoft Software Co.
     ---------------------------         -----------------------------------
     by: /s/ N. D. Henshaw                  /s/ Benjamin P. Shell
         -----------------------         -----------------------------------
                                             President
     ---------------------------         -----------------------------------
          Landlord                           Tenant

Landlord                                                              Tenant

/s/ NDH                                                               /s/ BPS
-------                                                               -------

     State of Oklahoma   )         CORPORATION
                         )ss.
     County of Tulsa     )


          Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of April, 1992, personally appeared Benjamin Shell to me know to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its ______ and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

          Given under my hand and seal of office the day and year last above written.


                                                /s/ Beverly Gravitt
                                                ------------------------------
                                                                 Notary Public

     My Commission Expires:  November 21, 1993
                             -----------------

     State of Oklahoma   )         INDIVIDUAL
                         )ss.      ----------
     County of Tulsa     )


          Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of April, 1992, personally appeared N.D. Henshaw to me know to be the identical person who executed the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

          Given under my hand and seal of office the day and year last above written.


                                                /s/ Beverly Gravitt
                                                ------------------------------
                                                                 Notary Public

     My Commission Expires:  November 21, 1993
                             -----------------

                                      GUARANTY

     This addendum to the foregoing lease dated April 16, 1992 by and between
N. D. Henshaw as Landlord and Heartsoft Software Co. as Tenant.


     In consideration of N. D. Henshaw, Landlord in the foregoing lease entering into the covenants of said lease, the undersigned hereby jointly and severally guarantee to the said N. D. Henshaw (landlord) his heirs, successors, executor or assigns, the full, prompt and faithful payment, performance and discharge by Heartsoft Software Co., (tenant) the Tenant in said lease, of each of the provisions and conditions in the foregoing lease or any other instrument given or executed in pursuant thereof.


     We further jointly and severally waive all notice of default by the Tenant in the foregoing lease and waive notice of acceptance of this Guaranty.


     IN WITNESS WHEREOF, we have hereunto set our hands this 16th day of April, 1992.



                                                    /s/ Benjamin P. Shell
                                                ------------------------------

     State of Oklahoma   )
                         )ss.
     County of Tulsa     )


          Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of April, 1992, personally appeared Benjamin Shell to me know to be the identical person who executed the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

          Given under my hand and seal of office the day and year last above written.


                                                     /s/ Beverly Gravitt
                                                ------------------------------
                                                                 Notary Public

My Commission Expires:  November 21, 1992
                        -----------------

                                      ADDENDUM

     This addendum to a lease between N. D. Henshaw as LANDLORD and Heartsoft Software Co. as TENANT covering the premises identified as:


               Suite 100A and 100B
               3101 North Hemlock Circle
               Broken Arrow, Oklahoma


and executed on April 16, 1992.


     It is the intent of this addendum to add premises identified as:


               Suite 110D
               3101 North Hemlock Circle
               Broken Arrow, Oklahoma


to the base lease. The term of the addendum will run concurrently with the term of the base lease, the addendum will have option of renewal for the same period as the base lease, and the rental for the option period will be calculated using the same formula as the base lease. Initial additional rental for Suite 110D will be $430.00 per month beginning August 1, 1992.


     All other terms of the base lease will remain.


     Executed this 30 day of July, 1992.



N. D. HENSHAW                          HEARTSOFT SOFTWARE CO.



by   /s/ N. D. Henshaw                 by  /s/ Benjamin Shell
  --------------------------             -----------------------------
     Landlord                          Tenant

                                ADDENDUM


This addendum to a lease between N. D. Henshaw as Landlord and Heartsoft Software Co. as Tenant, dated April 16, 1992, for premises designated as Suites 100A and 100B, 3103 North Hemlock Circle, Broken Arrow, Oklahoma 74012.


Whereas Tenant is desirous of leasing additional space under conditions set out below, and Landlord is willing to perform certain construction obligations in consideration therefor,


Now, Therefore, Landlord and Tenant agree to the following:


     1. The attached floorplan, Exhibit A, delineates the increased area which will be included in the revised leased space.


     2.   Rental is to be paid upon 3 bases:

          A.   Base rent on 4109 sq ft rentable        $3,253 per month

          B.   Rent which amortizes plumbing
               & deck to be installed by Landlord         136

          C.   Variable rent on "Graduated Rent
               Space"                                     172 month, first yr
                                                       ------
               Monthly rent, first year**              $3,361


**   For graduated rent space, following years are scheduled thusly:


          2nd year       $183 per month
          3rd year        195
          4th year        206
          5th year        218


     3. Rental adjustment based upon the CPI will affect only item A above. The amortization, Item B, will be dropped after 5 years. Item C will not be subject to the CPI adjustment during the 5 year term of this addendum.

     4. Construction obligations as set forth in the memorandum of Intent dated June 9, 1995 between the parties hereto, attached to this addendum and marked Exhibit B, remain valid except for the plumbing and deck, costs for which have been determined and provisions for payment of which are outlined above.

     5. Term of this addendum will be for 5 years beginning August 1, 1995 and ending July 31, 2000.

ADDENDUM
page 2


     6. On execution of this addendum, Tenant has paid to Landlord $3,362 which is designated as a security deposit, the receipt of which is acknowledged by Landlord.


     7. Landlord agrees to start on the work required under this agreement promptly, and to pursue the completion in a diligent manner. Landlord agrees to do the work in a manner which gives as much consideration as is reasonably possible to the problems of performing major construction in an area where people are carrying on normal business activities.

     8.   All other terms and conditions of the base lease remain unchanged.

Executed this 30th day of June, 1995.


LANDLORD                               TENANT

N. D. Henshaw                          Heartsoft Software Co.

/s/ N. D. Henshaw                      /s/ Benjamin Shell
------------------------------         -------------------------------------

                                    ADDENDUM #2


This Addendum to a lease between N. D. Henshaw as Landlord and Heartsoft Software Co. as Tenant, dated April 16, 1992, for premises designated as Suites 100A and 100B, 3103 North Hemlock Circle, Broken Arrow, Oklahoma 74012 and to the Addendum to that lease, executed by the Parties to the Lease on June 30, 1995.


Whereas Landlord and Tenant have agreed to correct a mathematical error contained in the Addendum executed on June 30, 1995,


Now, Therefore, Landlord and Tenant agree as  follows:


     Item #2 of the June 30, 1995 Addendum names 3 bases composing the total monthly rent to be paid by Tenant, but the total noted as "Monthly rent, first year" is $3,361, whereas the total of the 3 bases is actually $3,561. The $3,561 amount is the correct amount, and it is the intent of this Addendum #2 to effect that change.

     Tenant agrees to pay the increased monthly payment, beginning with the September 1995 rent.

     Landlord agrees to leave the security deposit as designated in the 6-30-95 Addendum.


All other terms and conditions of the base lease and the June 30, 1995 Addendum remain in full force and effect.


Executed this 5th day of October, 1995.


LANDLORD                               TENANT

N. D. Henshaw                          Heartsoft Software Co.

/s/ N. D. Henshaw                      /s/ Benjamin Shell
------------------------------         -------------------------------------

                                    ADDENDUM #3


This Addendum to a lease between N. D. Henshaw as Landlord and Heartsoft Software Co. as Tenant, dated April 16, 1992, for premises designated as Suites 100A and 100B, 3103 North Hemlock Circle, Broken Arrow, Oklahoma 74012 and to the Addendum dated July 30, 1992, and the Addendum dated June 30, 1995 and Addendum #2 to that lease, executed by the Parties to the lease on October 5, 1995.


Whereas Tenant desires additional space, which has been designated as Suite 100D, of approximately 936 feet, and wishes to enclose additional space, formerly hall space of approximately 202 square feet, and


Whereas Landlord in consideration for the rental of that space was willing to, and has, replaced the carpet in the subject area, painted walls, removed and replaced walls and doors where desired by Tenant,


Now, Therefore, Tenant has agree to rent the additional space for an additional rental of $901.00 per month payable beginning July 1, 1996, and continuing until July 31, 2000. The annual CPI adjustment will apply to this portion of the rental rate.


All other terms and conditions of the base lease and prior addenda remain in full force and effect.


Rental including that called for in this Addendum will be:

     July 1, 1996        Prior rental        $3,561
                         This Addendum          901        $4,462
                                             ------
     August 1, 1996      Prior rental        $4,462
     thru July, 1997     Graduated rent          11        $4,473
                                             ------


Executed this 17th day of July, 1996.


LANDLORD                               TENANT

N. D. Henshaw                          Heartsoft Software Co.

/s/ N. D. Henshaw                      /s/ Benjamin Shell
------------------------------         -------------------------------------

N.D. HENSHAW
2700 NORTH HEMLOCK COURT
BROKEN ARROW, OKLAHOMA 74012


August 18, 1998


Heartsoft Software Company
3101 North Hemlock Circle
Broken Arrow, Oklahoma 74012


Gentlemen:


Increasing utility and maintenance expenses have contributed to the need of rental adjustments which are called for on an annual basis in our lease for premises at 3101.


You are currently paying $4,483 per month, which is made up of the following components:


     1.   Base rent                     $4,513

     2.   Amortization of expense          136

     3.   Graduated rent                   194


For August, 1998, the revised rent will be as follows:

     1.   Base rent                     $4,563*

     2.   Amortization of expense          136

     3.   Graduated rent                   206         $4,805


     *Base rent calculation : CPI 12-97 152.5
                                        -----
                              CPI 12-94 141.9 X $4.153 = $4,463


We appreciate your business, and feel sure you will understand that this annual formality has not been observed since 1995 or earlier.


Sincerely,

/s/ N. D. Henshaw

N. D. Henshaw